SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2000
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                              U.S. INDUSTRIES, INC.
                              ---------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                                    1-14557                             22-3568449
          --------                                   ---------                            ----------
(State or Other Jurisdiction of               (Commission File Number)                   (IRS Employer
       Incorporation)                                                                  Identification No.)


101 Wood Avenue South, Iselin, New Jersey                     08830
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (732) 767-0700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          The information set forth in the press release issued by U.S. Industries, Inc., attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

          99.1   Press release of U.S. Industries, Inc., dated January 18, 2000.












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
                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U.S. INDUSTRIES, INC.

Date: January 19, 2000                    By: /s/ George H. MacLean
                                              ---------------------------------
                                              George H. MacLean
                                              Senior Vice President and
                                              General Counsel












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
                                  EXHIBIT INDEX


Item No.

  99.1           Press Release of U.S. Industries, Inc., dated January 18, 2000.